UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2009 (March 17, 2009)

LOJACK CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-8439	04-2664794
(Commission File Number)	(IRS Employer Identification No.)

200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts	02090
(Address of Principal Executive Offices)	(Zip Code)

781-251-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

____     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 17, 2009, the American Arbitration Association issued a Partial Final Award in Phase I of the arbitration proceeding between LoJack Corporation's subsidiary, LoJack Equipment Ireland, Ltd., and its former licensee in China, Kington Holdings Limited.  The Arbitrator determined that LoJack Equipment Ireland improperly terminated the license agreement, but denied the former licensee’s claim for treble damages. Whether the former licensee is entitled to any damages and, if so, the amount will be determined in Phase II of this ongoing arbitration proceeding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION (Registrant) By: /s/ Thomas A. Wooters
Thomas A. Wooters Executive Vice President and General Counsel

Date: March 19, 2009